SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                 FORM 8-K


            Current Report Pursuant to Section 13 or 15(d) of
                  The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)  June 5, 2001
                                                         ------------


                    HOLLYWOOD ENTERTAINMENT CORPORATION
                    -----------------------------------
           (Exact name of registrant as specified in its charter)


             Oregon                     0-21824            93-0981138
-------------------------------       -----------      ------------------
(State or other jurisdiction of       (Commission        (IRS Employer
incorporation or organization)          File No.)      Identification No.)


9275 SW Peyton Lane, Wilsonville, Oregon                  97070
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(Address of principal executive offices)                (Zip Code)

                             (503) 570-1600
          ---------------------------------------------------
          (Registrant's telephone number, including area code)


                              No Change
--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report)





Item 5.  Other Events

   On June 5, 2001 Hollywood Entertainment Corporation (the "Company") issued a press release announcing the completion of an amendment to its revolving credit facility. The amendment to the credit facility and the Company's press release are attached to this report as Exhibits 10.1 and 99.1, respectively, and are incorporated in this report by this reference.

Item 7.  Financial Statements and Exhibits

      (c)   Exhibits.

            10.1 Amendment to Credit Agreement dated as of June 5, 2001 among the Company, Societe Generale, as agent, the Co-Agents and the Lenders.

            99.1   Press release dated June 5, 2001.



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   June 5, 2001


                    Hollywood Entertainment Corporation



                    By 	/S/ DONALD J. EKMAN
		        -------------------------------
                        Donald J. Ekman
		        Executive Vice President


EXHIBIT INDEX


Exhibit	   Description
-------    -----------

10.1	   Amendment to Credit Agreement dated as of June 5, 2001 among the
           Company, Societe Generale, as agent, the Co-Agents and the Lenders.

99.1	   Press release dated June 5, 2001.